SCHEDULE 14A INFORMATION
     PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                              Commission Only (as permitted by
[_] Definitive Proxy Statement                Rule 14a-6(e)(2))

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           COMPASS BANCSHARES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                           COMPASS BANCSHARES, INC.
                 --------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3) .

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

DIRECTIONS
COMPASS NEWS FOR EMPLOYEES


March 23, 1995      Volume 1, Issue 6



ALLEN TO SERVE AS SVP OF DEPOSIT OPERATIONS
- -------------------------------------------
CROSBY NAMED MANAGER OF CONSUMER LENDING UNDERWRITING
- -----------------------------------------------------

     ELIZABETH ALLEN has been named senior vice president, cashier and manager of deposit operations.
     Her responsibilities include the following functions: Customer Service, CIF, Electronic Banking, Funds Transfer, Cash Management Operations, Vault, CDs/IRAs, Bookkeeping, Fraud Prevention, Balance and Control, Item Processing, Mail and Transportation, Remittance Processing, Adjustments, Returns and Research.
     CARL CROSBY, vice president, has been named manager of consumer loan services. He will be responsible for Underwriting; all of Centralized Processing to include Installment, Small Business and Real Estate processing; Dealer Loan Processing; Installment Processing; CRA Lending Development and Coin Operations.
     In announcing the changes, Senior Vice President of Operations Services ALAN OSTROFF said the leadership skills of Allen and Crosby help make for an easy transition into these new reporting relationships and ensure steady management for the future.
     "Their experience and knowledge allow for a smooth succession," Ostroff said.
     Allen joined Compass as a college student in 1985 through a co-operative program with the bank. She entered the intern program in 1986, and upon completing the program, was named operations supervisor in Deposit Operations in 1987.
     Allen was promoted to operations manager in 1988, was named deposit operations officer in 1990 and was named vice president in 1991.
     The Birmingham native graduated from Spring Hill College with a bachelor's degree in finance and economics. She is president of the Birmingham Clearing House Association and is involved with several civic organizations.
     Crosby joined Compass as an intern, completing the program in 1983 and going on to complete the commercial loan training program in 1984. He served as a loan center officer and branch loan officer before being named loan center manager in 1986.
     After leaving the bank for a short time, Crosby returned in 1990 to assume responsibility for commercial loan officer training. He was named Birmingham regional loan manager in 1991 and assumed responsibility for Centralized Underwriting in 1993.
     A native of Birmingham, Crosby holds a bachelor's degree in business from Birmingham-Southern College. He is involved in several civic and professional organizations.
     Allen and Crosby report to Ostroff. Other operations changes include new responsibilities for DEBBIE MATULA and JEAN PELLEGRA. Matula, assistant vice president, now serves as manager of commercial loan operations, and Pellegra, operations officer and manager of real estate operations, is acting manager of mortgage operations.
     Vice President TOMMY REESE has joined Information Systems as a business analyst. He is assisting on a number of deposit systems projects as well as the conversions of The Bank of San Antonio and the American Bank of the South.

                                     *****

BROCK FILES SUIT IN FEDERAL COURT
- ---------------------------------

     Late Friday, March 17, Compass learned Harry B. Brock, Jr. had filed suit in the U.S. District Court in Birmingham.
     In his suit, Brock alleges that Compass violated Securities and Exchange Commission rules by mailing proxy materials before rules permitted; making, as he alleges, "misleading statements" in mailings to shareholders and employees; and not giving more than 20 business days' notice of the record date for the 1995 annual shareholders' meeting.
     Compass' General Counsel Jerry Powell said Compass has not violated any SEC rules and characterized the action as Brock's way of attracting publicity to his efforts.
     "This suit is a desperate attempt to get publicity," Powell said. "Mr. Brock has apparently concluded that he's not getting shareholders' support in the proxy contest, so he's trying to get a federal court to intervene and delay our annual meeting."
     Among other things, Brock wants the court to make Compass tell shareholders that its proxy solicitation materials were "false and misleading" and to prohibit Compass from voting proxies solicited by the company and signed and returned by shareholders prior to the notification.
     According to an article in the March 18 edition of The Birmingham
                                                        --------------
News/Post-Herald, Brock said he hoped to get a judge's ruling on the suit this
- ----------------
week.
     "The board of course believes that the shareholders are capable of rendering an informed decision based on the record and therefore will vigorously defend the shareholders' right to vote," Powell added.
     Directions will report developments related to this action.
     ----------

                                     *****


CHANGES ANNOUNCED IN CIF INQUIRY COMMAND
- ----------------------------------------

     Beginning March 28, the transaction used for all CIF inquiries will be CIFI. All other CIF inquiry commands will be eliminated.
     All areas should use current commands until March 28.
     If you have any questions, call KATHRYN COWAN at (205) 558-6099, ELIZABETH DOWNEY at (205) 558-6011, WILHELMENIA HARRIS at (205) 558-6071 or KAREN PINGEL at (205) 558-5457.

                                     *****



NOTABLES
- --------

PROMOTIONS
     Birmingham: THOMAS BYRNE, ATM manager, Administrative Services; JIMMY COHILL, loan operations coordinator, Loan Processing; SUSAN EARLE, Information Central Manager, Data processing Operations; SCOTT FLURRY, assistant credit officer, credit section manager (II), Credit; KANIKA HICKS, item processor, Remittance Processing; SONYA HICKS, senior asset lending clerk, Asset Based Loan Services; JAN HOLT, secretary (4), National Industries Administration; CATHERINE JACKSON, loan operations clerk (II), Loan Processing/Loan Documentation; DEBORAH JOHNSON, item processor, Returns Transit; TERRIE LEWIS, consumer loan specialist, Loan Processing - Underwriting; JOHN NEVINS, vice president, manager of interior design, Administrative Services; MIKE TRACY, loan accounting manager, operations manager (II), Accounting.
     Dallas: CAROLYN HALLIGAN, head teller, Plano/Main; AMINA KHAN, financial sales representative (II), Promenade; DAVID LUNDGREN, financial sales representative (II), Promenade; LAURA LISBONY, head teller, Trinity Mills; LLOYD MOORE, financial sales representative (II), Cornerstone; SANDY SADLER, head teller, Independence.
     Gulf Region: CYNTHIA DAVIS, commercial loan representative, Mobile/Professional Association; CHARLOTTE GUNNISS, quality service manager, Pensacola/Cordova; LORRIE TURNER, head teller, Pensacola/North Davis.
     Houston: SANDY BALES, collections supervisor, Administrative Center; PEGGY STARRETT, vice president, retail lender (III), Northwest.
     Northeast Florida: DEBORAH JEWELL, quality service manager, Jacksonville/Mandarin.
     Northern Region: CHARLOTTE BOWERS, collection manager (III), Decatur/Commercial Billing; LISA WOOD, head teller, Huntsville/Governors Drive.

PROFESSIONAL DEVELOPMENT
     Greg Arrowood, commercial loan manager, Gadsden/Main; JAN MADONIA, relationship banking officer, Fort Walton Beach/Racetrack; and LAURA RICHESON, relationship banking officer, Fort Walton Beach/Niceville; have completed requirements for a Series 63 license.
     Six Houston employees have completed Sales Plus training: ROBYN COCHRAN, area/city quality service manager, Angleton; TROY DAESCHNER, sales manager, Weslayan; GENEVA NAUMAN, area/city quality service manager, Bay City; PATTI RICHARDSON, sales trainee, Weslayan; and ANDREA SMITH, sales trainee, Weslayan.

                                     *****

Directions is produced by the Employee Relations Department for employees of
- ----------
Compass Bancshares and its affiliates, headquartered at 15 South 20th Street, Birmingham, AL 35233.
BECKY PINKSTON and PAM COCHRAN, Editors.